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           SECOND AMENDMENT TO MAINTENANCE SERVICES AGREEMENT
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    This Second Amendment (this "Amendment") is entered into as of December
___, 1997 by and between FEDERAL EXPRESS CORPORATION, a Delaware corporation ("Federal"), and HAWKER PACIFIC AEROSPACE (formerly Hawker Pacific, Inc.), a California corporation ("Hawker"), in order to amend that certain Maintenance Services Agreement made the 19th day of August 1994, as amended (the "Agreement"), as herein set forth:

    1. Section 22.01 of the Agreement is hereby amended to read in its entirety as follows:

    "SECTION 22.01. CHANGE IN CONTROL: In addition to such other rights as Federal may have, Federal shall have the right to immediately terminate this Agreement, in Federal's reasonable discretion, upon any "Change in Control" of Hawker. As used herein, a "Change in Control" shall mean (i) any merger or consolidation of Hawker with or into any person or entity or any sale, transfer or other conveyance, whether direct or indirect, of all or substantially all of Hawker's assets, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, whether or not applicable) is or becomes the "beneficial owner," directly or indirectly, of more than 51% of the total voting power in the aggregate normally entitled to vote in the election of directors, managers or trustees, as applicable, of the transferee or surviving entity or
(2) any change in Hawker's Senior Management (defined as President and Chief Executive Officer or Managing Director of Sun Valley Operations) during the effectiveness of this Agreement. Hawker shall notify Federal in writing at least thirty (30) days before the occurrence of any such "Change in Control."

    IN WITNESS WHEREOF, the parties hereby execute this Amendment on the day and year first above written.

                                               FEDERAL EXPRESS CORPORATION


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                                               HAWKER PACIFIC AEROSPACE


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